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                                                                    EXHIBIT 99.3


                           CERTIFICATION PURSUANT TO
                            18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


IN CONNECTION WITH THE QUARTERLY REPORT OF FREDERICK BREWING CO. (THE "COMPANY") ON FORM 10-QSB FOR THE PERIOD ENDED SEPTEMBER 30, 2002 AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON THE DATE HEREOF (THE "REPORT"), I, C. DAVID SNYDER, CHAIRMAN OF THE BOARD, CHIEF EXECUTIVE OFFICER AND TREASURER OF THE COMPANY, CERTIFY, PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002, THAT:

     (1) THE REPORT FULLY COMPLIES WITH THE REQUIREMENTS OF SECTION 13(a) OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934; AND

     (2) THE INFORMATION CONTAINED IN THE REPORT FAIRLY PRESENTS, IN ALL MATERIAL RESPECTS, THE FINANCIAL CONDITION AND RESULTS OF OPERATIONS OF THE COMPANY.



/S/ C. DAVID SNYDER

C. DAVID SNYDER
CHIEF EXECUTIVE OFFICER, CHIEF FINANCIAL OFFICER
DECEMBER 23, 2002